CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. § 1350

(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, Pu Fachun certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, based upon a review of the Annual Report on Form 10-K for the period ended September 30, 2008 of American Nano Silicon Technologies, Inc. (the "Report"):

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of The Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of American Nano Silicon Technologies, Inc.

A signed original of this written statement required by Section 906 has been provided to American Nano Silicon Technologies, Inc. and will be retained by American Nano Silicon Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Pu Fachun
Pu Fachun
Chief Executive Officer and Chief Financial Officer
January 12, 2009